UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number_811-04787

_Franklin New York Tax-Free Trust
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: _9/30

Date of reporting period: 9/30/14

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
September 30, 2014

Franklin New York Intermediate-Term Tax-Free Income Fund

A SERIES OF FRANKLIN NEW YORK TAX-FREE TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin New York Intermediate-Term
Tax-Free Income Fund	3
Performance Summary	7
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	12
Financial Statements	21
Notes to Financial Statements	24
Report of Independent Registered
Public Accounting Firm	31
Tax Information	32
Board Members and Officers	33
Shareholder Information	39

Annual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin New York Intermediate-Term Tax-Free Income Fund’s annual report, which covers the fiscal year ended September 30, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of shareholders’ capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated, at the time of purchase, in one of the top four rating categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.41 on September 30, 2013, to $11.74 on September 30, 2014. The Fund’s Class A shares paid dividends totaling 33.17 cents per share for the same period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.55% based on an annualization of the 2.55 cent per share September dividend and the maximum offering price of $12.01 on September 30, 2014. An investor in the 2014 maximum combined effective federal and New York state and City personal income tax bracket of 50.78% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.18% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
9/30/14
% of Total
Ratings	Long-Term Investments
AAA	10.81%
AA	75.00%
A	11.22%
BBB	1.39%
Refunded	1.58%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

State Update

New York’s economy continued to strengthen during the 12 months under review amid an improved housing market and favorable labor market conditions. Real estate lost some momentum early in 2014, especially because of harsh winter weather in the first quarter. However, home prices continued to rise compared to the year-ago period. New York’s unemployment rate generally improved and fell to 6.2% by period-end, its lowest level since October 2008, which was higher than

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

the 5.9% national average.3 Although manufacturing, information and government jobs declined, state jobs increased overall, particularly in the leisure and hospitality, professional and business services, and education and health services sectors.3 Analysts noted New York’s economy remained vulnerable to economic uncertainties because of its heavy reliance on the shrinking financial services industry as a revenue source.

The state bridged a relatively modest fiscal year 2014 budget gap through the use of structurally balanced solutions including state agency cost-control efforts and reductions in health and human services spending, and such recurring savings may benefit subsequent fiscal years. The enacted fiscal year 2014 budget maintained the spending restraints the state established in fiscal year 2012, particularly for its two largest expenditure drivers, Medicaid and school aid. It closed a gap without adding new taxes; however, it extended a higher tax on top earners to help pay for tax relief to small businesses and middle-income families, scheduled to be phased in by 2016. Tax collections for fiscal year 2014 exceeded initial projections, driven by higher receipts in all major tax categories. Higher tax collections and lawmakers’ cost-control efforts helped the state end the fiscal year with a surplus and make a deposit to its rainy day fund for the first time since 2008. Approved on time for the fourth consecutive year, the state budget for fiscal year 2015 provided additional spending on pre-kindergarten education programs and tax rebates for homeowners with properties located outside New York City. Lawmakers also approved changes that reduced taxes for corporations and the manufacturing sector and overhauled the system used to tax the banking industry. To compensate for the loss of revenue from the tax cuts, the budget limited spending to balance the state’s finances.

New York’s net tax-supported debt was 6.0% of personal income and $3,204 per capita, compared with the 2.6% and $1,054 national medians.4 In July, independent credit rating agency Standard & Poor’s (S&P) upgraded its rating of New York’s general obligation bonds to AA+ from AA with a stable outlook, citing the state’s strong budget management framework and recent history of improved structural budget balance, spending restraint and on-time budgets.5 The rating also reflected S&P’s view of the state’s strong and diverse economy, higher income levels than the nation’s, and history of conservative budgeting including quarterly forecasts and active expense control. S&P also cited New York’s solid debt and capital management, established rainy day fund and relatively well-funded pension system. According to S&P, these positive factors were offset by the volatility of the state’s revenues, above-average reliance on financial sector revenue, significant postretirement liabilities and the state’s progressive tax structure. The stable outlook reflected what S&P considered as near structural budgetary balance, following several years of focus on expenditure restraint and timely budget enactment, and modest general fund budget gap projections.

Dividend Distributions[2]
10/1/13–9/30/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
October	2.72	2.22	2.81
November	2.80	2.30	2.89
December	2.80	2.30	2.89
January	2.80	2.30	2.89
February	2.80	2.30	2.89
March	2.80	2.27	2.90
April	2.80	2.27	2.90
May	2.80	2.27	2.90
June	2.80	2.29	2.92
July	2.80	2.29	2.92
August	2.70	2.19	2.82
September	2.55	2.01	2.65
Total	33.17	27.01	34.38

Municipal Bond Market Overview

For the 12 months ended September 30, 2014, municipal bond market performance remained strong as prices rose. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, generated a +7.93% total return for the period.6 In comparison, the Barclays U.S. Treasury Index posted a 12-month return of +2.28%.6 During the same period, the Barclays 10-Year Municipal Bond Index delivered a +7.13% total return.6

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14. 5. This does not indicate S&P’s rating of the Fund.

6. Source: Morningstar.

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Early in the period under review, the Federal Reserve Board (Fed) decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month of October. The relief was short-lived, however, and persistent fund outflows led to small declines in November and December. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. A decline in issuance and a reversal of municipal bond fund flows contributed to municipal market strength for the remainder of the reporting period. The decreased supply and resulting higher bond prices did not dampen individual or institutional investor appetite as buyers found attractive the higher relative yields offered by this asset class. Investors seeking tax-free income seemed to recognize the value municipal bonds offered despite current, low interest rates. As demand for tax-exempt income remained strong, municipal bond fund inflows in 2014 reversed the outflows of the prior year.

Economic data during the reporting period continued to indicate positive trends such as lower unemployment and a stronger housing market. Despite the pockets of positive news, the Fed Chair remained concerned that low wage growth and work-force participation were evidence that the labor market might be weaker than reported and therefore left interest rates low. This commitment to lower interest rates combined with lower levels of new-issue municipal bond supply compared with the previous year helped support a rise in municipal bond prices during the reporting period.

Certain credit events contributed to municipal bond market volatility during the period under review. Independent credit rating agencies S&P, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Detroit, Michigan, after filing for the largest municipal bankruptcy in U.S. history, remained in litigation with creditors. In addition, reports from rating agencies and research organizations mentioned under-funded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception.

On June 28, 2014, Puerto Rico Governor Alejandro García-Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, cannot file for bankruptcy under the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act. At period-end, no Puerto Rico public corporation had filed to reorganize under the act. Market reaction to the new law increased volatility within this sector, but despite the negative reaction, during the 12-month reporting period, Puerto Rico bonds overall delivered a +6.01% total return, as measured by the Barclays Puerto Rico Municipal Bond Index.7

Franklin Templeton also joined a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Portfolio Breakdown
9/30/14
% of Total
Long-Term Investments*
Subject to Government Appropriations	24.6%
General Obligation	20.7%
Transportation	16.6%
Tax-Supported	12.0%
Higher Education	9.1%
Hospital & Health Care	6.5%
Utilities	5.3%
Other Revenue	3.1%
Refunded	1.8%
Housing	0.3%
*Does not include short-term investments and other net assets.

7. Source: Barclays.
See franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we typically look to construct a portfolio that maintains an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its dual tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced downgrades from S&P, Moody’s and Fitch Ratings that contributed to the underperformance of Puerto Rico bonds held in the Fund. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. Shortly after Puerto Rico enacted legislation related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/14	9/30/13		Change
A (FKNIX)	$11.74	$11.41	+$	0.33
C (FKNCX)	$11.78	$11.44	+$	0.34
Advisor (FNYZX)	$11.77	$11.43	+$	0.34

Distributions (10/1/13–9/30/14)
Dividend
Share Class	Income
A	$0.3317
C	$0.2701
Advisor	$0.3438

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 9/30/14

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual	Total Annual
Share Class		Total Return[1]		Total Return[2]	Operating Expenses[3]
A					0.65%
1-Year	+	5.88%	+	3.52%
5-Year	+	21.79%	+	3.55%
10-Year	+	46.33%	+	3.64%
C					1.20%
1-Year	+	5.40%	+	4.40%
5-Year	+	18.64%	+	3.48%
10-Year	+	38.76%	+	3.33%
Advisor[4]					0.55%
1-Year	+	6.07%	+	6.07%
5-Year	+	22.45%	+	4.13%
10-Year	+	47.49%	+	3.96%

		Distribution		Taxable Equivalent	30	-Day	Taxable Equivalent
Share Class		Rate[5]		Distribution Rate[6]	Standardized Yield[7]		30-Day Standardized Yield[6]
A		2.55%		5.18%	1.28%		2.60%
C		2.05%		4.17%	0.78%		1.58%
Advisor		2.70%		5.49%	1.42%		2.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Advisor Class:	These shares have higher annual fees and expenses than Class A shares. Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

4. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.69% and +5.64%.

5. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 9/30/14.

6. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/14 for the maximum combined effective federal and New York state and City personal income tax rate of 50.78%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

7. The 30-day standardized yield for the 30 days ended 9/30/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

8. Source: Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

See franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/14	Value 9/30/14	Period* 4/1/14–9/30/14
A
Actual	$1,000	$1,036.20	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.29
C
Actual	$1,000	$1,034.20	$6.12
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$6.07
Advisor
Actual	$1,000	$1,037.60	$2.81
Hypothetical (5% return before expenses)	$1,000	$1,022.31	$2.79

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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FRANKLIN NEW YORK TAX-FREE TRUST

Financial Highlights
Franklin New York Intermediate-Term Tax-Free Income Fund
		Year Ended September 30,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.41	$11.96	$11.47	$11.46	$11.21
Income from investment operations[a]:
Net investment income[b]	0.33	0.33	0.34	0.36	0.37
Net realized and unrealized gains (losses)	0.33	(0.56)	0.50	0.01	0.25
Total from investment operations	0.66	(0.23)	0.84	0.37	0.62
Less distributions from net investment income	(0.33)	(0.32)	(0.35)	(0.36)	(0.37)
Net asset value, end of year	$11.74	$11.41	$11.96	$11.47	$11.46

Total return[c]	5.88%	(1.99)%	7.39%	3.38%	5.71%

Ratios to average net assets
Expenses	0.66%	0.65%	0.66%	0.66%	0.68%
Net investment income	2.87%	2.77%	2.93%	3.23%	3.31%

Supplemental data
Net assets, end of year (000’s)	$522,201	$599,752	$619,530	$536,697	$541,101
Portfolio turnover rate	8.88%	9.94%	4.90%	7.18%	5.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN NEW YORK TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended September 30,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.44	$11.99	$11.50	$11.49	$11.23
Income from investment operations[a]:
Net investment income[b]	0.27	0.26	0.28	0.30	0.31
Net realized and unrealized gains (losses)	0.34	(0.56)	0.49	0.01	0.26
Total from investment operations	0.61	(0.30)	0.77	0.31	0.57
Less distributions from net investment income	(0.27)	(0.25)	(0.28)	(0.30)	(0.31)
Net asset value, end of year	$11.78	$11.44	$11.99	$11.50	$11.49

Total return[c]	5.40%	(2.54)%	6.78%	2.81%	5.20%

Ratios to average net assets
Expenses	1.21%	1.20%	1.21%	1.21%	1.23%
Net investment income	2.32%	2.22%	2.38%	2.68%	2.76%

Supplemental data
Net assets, end of year (000’s)	$153,264	$151,209	$160,622	$120,975	$113,953
Portfolio turnover rate	8.88%	9.94%	4.90%	7.18%	5.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 13

FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended September 30,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.43	$11.99	$11.50	$11.48	$11.23
Income from investment operations[a]:
Net investment income[b]	0.34	0.34	0.36	0.37	0.38
Net realized and unrealized gains (losses)	0.34	(0.57)	0.49	0.02	0.25
Total from investment operations	0.68	(0.23)	0.85	0.39	0.63
Less distributions from net investment income	(0.34)	(0.33)	(0.36)	(0.37)	(0.38)
Net asset value, end of year	$11.77	$11.43	$11.99	$11.50	$11.48

Total return	6.07%	(1.97)%	7.48%	3.56%	5.80%

Ratios to average net assets
Expenses	0.56%	0.55%	0.56%	0.56%	0.58%
Net investment income	2.97%	2.87%	3.03%	3.33%	3.41%

Supplemental data
Net assets, end of year (000’s)	$313,114	$178,788	$170,270	$121,719	$78,799
Portfolio turnover rate	8.88%	9.94%	4.90%	7.18%	5.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments, September 30, 2014

Franklin New York Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 98.3%
New York 98.3%
Albany IDA Civic Facility Revenue, St. Peter’s Hospital Project, Series A, 5.75%, 11/15/22	$4,090,000	$4,630,657
Brookhaven GO, Suffolk County, Public Improvement, Series B, 3.00%,
1/15/27	3,290,000	3,333,296
1/15/28	4,420,000	4,455,227
1/15/29	4,535,000	4,552,959
East Meadow Union Free School District GO, Nassau County, Refunding, 5.00%, 8/15/20	1,400,000	1,646,624
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Series A,
5.00%, 5/01/20	8,345,000	9,656,500
5.25%, 5/01/24	16,520,000	19,139,576
Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17	1,935,000	2,188,156
Harrison GO, Westchester County, Public Improvement, Refunding,
3.00%, 12/15/18	1,020,000	1,099,754
4.00%, 12/15/20	1,110,000	1,234,020
Islip Union Free School District GO, Suffolk County, Refunding, NATL RE, FGIC Insured, 5.00%,
7/01/18	2,215,000	2,283,200
Long Island Power Authority Electric System Revenue, General,
Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,695,700
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/19	5,000,000	5,389,100
Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Student Housing
Project, Series A, CIFG Insured, 5.00%, 6/01/15	185,000	188,955
Monroe County GO, Public Improvement, Series A, Assured Guaranty,
4.50%, 6/01/20	2,855,000	3,169,735
4.75%, 6/01/23	2,860,000	3,169,280
Monroe County IDA School Facility Revenue, Rochester Schools Modernization Project, 5.00%,
5/01/26	5,000,000	5,891,950
5/01/29	9,645,000	11,173,154
Monroe County IDC Revenue, University of Rochester Project, Refunding, Series A, 5.00%,
7/01/25	5,445,000	6,493,925
7/01/27	6,220,000	7,327,409
MTA Dedicated Tax Fund Revenue, Refunding, Series A, zero cpn., 11/15/32	70,000,000	36,156,400
MTA Revenue, Transportation,
Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	10,852,648
Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	12,487,400
Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	13,524,412
Series E, BAM Insured, 5.00%, 11/15/27	8,900,000	10,379,803
MTA Service Contract Revenue, Refunding, Series A,
5.50%, 7/01/15	5,000,000	5,199,350
5.75%, 7/01/18	1,310,000	1,539,158
Nassau County GO,
General Improvement, Series A, AGMC Insured, 4.25%, 4/01/26	10,540,000	11,292,872
General Improvement, Series C, 4.00%, 10/01/24	6,200,000	6,583,284
Series A, 4.25%, 12/01/23	5,615,000	6,042,975
Series B, 4.25%, 12/01/23	5,925,000	6,376,603
Series C, AGMC Insured, 5.00%, 7/01/17	4,000,000	4,432,000
Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Series H, AMBAC Insured,
Pre-Refunded, 5.25%, 11/15/17	1,500,000	1,509,060
New York City GO,
Fiscal 2006, Series C, NATL Insured, 5.00%, 8/01/16	500,000	518,635
Fiscal 2006, Series G, 5.00%, 8/01/15	325,000	338,036
Fiscal 2008, Refunding, Series A, Sub Series A-1, 5.00%, 8/01/17	500,000	560,240

franklintempleton.com

Annual Report

| 15

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2008, Series E, 5.00%, 8/01/19	$3,000,000	$3,356,040
Fiscal 2008, Series L, Sub Series L-1, 5.00%, 4/01/23	10,000,000	11,245,400
Fiscal 2012, Series D, Sub Series D-1, 5.00%, 10/01/24	5,000,000	5,913,700
Fiscal 2014, Refunding, Series K, 5.00%, 8/01/20	8,770,000	10,374,471
Fiscal 2015, Refunding, Series A, 5.00%, 8/01/26	10,000,000	11,992,500
New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24	2,810,000	2,990,458
New York City Health and Hospitals Corp. Revenue, Health System, Series A, 5.00%, 2/15/18	8,000,000	9,039,680
New York City IDA Civic Facility Revenue, Institute of International Education Inc. Project, 5.125%,
9/01/16	995,000	998,701
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty, zero cpn.,
3/01/21	10,150,000	8,412,523
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General
Resolution, Refunding,
Series DD, 5.00%, 6/15/23	6,000,000	7,302,240
Series DD, 5.00%, 6/15/29	7,790,000	9,200,379
Series EE, 5.00%, 6/15/28	8,000,000	9,283,280
Series FF, 5.00%, 6/15/22	6,800,000	8,184,344
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2007, Series S-1, NATL RE, FGIC Insured, 5.00%, 7/15/18	550,000	599,924
Fiscal 2009, Series S-3, 5.00%, 1/15/22	11,865,000	13,629,207
Fiscal 2009, Series S-4, 5.00%, 1/15/20	1,000,000	1,152,740
Fiscal 2012, Series S-1, Sub Series S-1A, 5.00%, 7/15/26	9,020,000	10,461,306
New York City Transitional Finance Authority Revenue, Future Tax Secured,
Fiscal 2010, Subordinate, Series A, Sub Series A-1, 5.00%, 5/01/22	10,000,000	11,643,900
Fiscal 2011, Subordinate, Refunding, Series E, 4.50%, 11/01/19	10,000,000	11,583,400
Fiscal 2012, Subordinate, Series E, Sub Series E-1, 5.00%, 2/01/23	5,000,000	5,964,950
New York City Recovery, Fiscal 2003, Sub Series 13, 5.00%, 11/01/22	6,800,000	8,263,632
Subordinate, Refunding, Series B, 5.00%, 11/01/22	90,000	99,625
Subordinate, Refunding, Series B, 5.00%, 11/01/23	5,665,000	6,266,226
Subordinate, Series B, Pre-Refunded, 5.00%, 11/01/22	70,000	78,039
Subordinate, Series B, Pre-Refunded, 5.00%, 11/01/23	3,770,000	4,202,947
New York City Trust for Cultural Resources Revenue,
Museum of Modern Art, Refunding, Series One-A, 5.00%, 10/01/17	5,000,000	5,651,900
Whitney Museum of American Art, 5.00%, 7/01/21	8,200,000	9,548,080
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC Insured,
5.00%, 11/15/20	5,775,000	6,058,668
New York State Dormitory Authority Lease Revenue,
Master Boces Program, Delaware Chenango Madison Otsego Board of Cooperative Educational
Services Issue, XLCA Insured, 5.00%, 8/15/21	5,340,000	5,911,647
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%,
5/15/26	8,000,000	9,421,520
New York State Dormitory Authority Revenues,
Department of Health, Refunding, 5.25%, 7/01/16	500,000	501,920
Department of Health, Refunding, 5.25%, 7/01/17	5,000,000	5,019,250
Department of Health, Refunding, 5.00%, 7/01/19	3,740,000	3,790,415
Department of Health, Refunding, Sub Series 2, NATL RE, FGIC Insured, 5.00%, 7/01/18	5,000,000	5,018,100
Hospital Insured Mortgage, Series A, AGMC Insured, 5.25%, 8/15/15	1,610,000	1,632,556
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	9,450,000	11,538,828
Mortgage Hospital, Montefiore Medical Center, NATL RE, FGIC Insured, 5.00%, 2/01/18	2,975,000	3,020,369
New York University, Series 1, AMBAC Insured, 5.50%, 7/01/18	500,000	578,685

16 | Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Bishop Henry B. Hucles Nursing Home Inc., 5.00%, 7/01/24	$4,765,000	$5,092,880
Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, Refunding, Series 1, 5.00%,
7/01/23	1,250,000	1,488,688
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding,
NATL Insured, 5.00%, 7/01/19	2,500,000	2,746,400
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding,
NATL Insured, 5.00%, 7/01/20	3,670,000	4,021,292
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%,
7/01/19	1,500,000	1,711,440
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%,
7/01/21	3,000,000	3,414,390
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.375%, 5/15/21	1,980,000	2,106,562
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,105,240
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,098,960
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.75%, 5/15/24	2,000,000	2,103,380
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Series 1, 4.00%, 1/15/21	13,510,000	14,815,336
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Series 2, Sub Series 2-2, 5.00%, 1/15/21	6,675,000	7,409,250
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/23	7,400,000	8,600,132
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%, 7/01/23	2,000,000	2,221,760
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series A,
5.00%, 5/01/23	2,000,000	2,133,840
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E,
5.00%, 5/01/19	5,000,000	5,730,800
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E,
5.00%, 5/01/20	11,695,000	13,288,210
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/16	2,910,000	3,131,305
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/17	2,825,000	3,124,422
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/19	1,250,000	1,420,113
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 5.00%, 7/01/24	2,750,000	3,199,680
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 4.00%, 7/01/26	4,000,000	4,268,760
Non-State Supported Debt, School District Bond Financing Program, Series C, Assured Guaranty,
7.25%, 10/01/28	7,615,000	9,068,170
Non-State Supported Debt, School Districts Bond Financing Program, Series A, 5.00%, 10/01/24	7,055,000	8,219,710
Non-State Supported Debt, School Districts Bond Financing Program, Series A, AGMC Insured,
5.00%, 10/01/23	6,425,000	7,587,475
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A,
AGMC Insured, 5.00%, 10/01/18	7,495,000	8,640,611
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A,
AGMC Insured, 5.00%, 10/01/19	4,000,000	4,688,080
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A,
AGMC Insured, 5.00%, 10/01/23	14,280,000	16,436,137
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A,
Assured Guaranty, 5.00%, 10/01/24	5,000,000	5,704,500
Non-State Supported Debt, St. John’s University, Series A, NATL Insured, 5.00%, 7/01/24	1,000,000	1,090,910

franklintempleton.com	Annual Report | 17

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%, 7/01/22	$1,250,000	$1,412,588
Non-State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/22	500,000	546,495
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL RE,
FGIC Insured, 5.50%, 7/01/22	10,000,000	12,226,100
Secondarily Insured, City University, Consolidated Fifth General Resources, Refunding, Series B,
BHAC Insured, 5.00%, 7/01/21	10,160,000	11,430,102
Secured Hospital, Catskill Regional Medical Center, NATL RE, FGIC Insured, Pre-Refunded, 5.25%,
2/15/18	2,300,000	2,343,056
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A,
NATL RE, FGIC Insured, 5.50%, 7/01/22	9,240,000	11,348,291
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, NATL Insured,
5.00%, 7/01/21	1,980,000	2,121,966
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, NATL Insured,
5.00%, 7/01/22	1,730,000	1,848,418
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/19	5,420,000	6,224,653
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/20	3,470,000	3,973,775
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/21	5,420,000	6,175,982
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/19	50,000	57,897
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/20	30,000	34,738
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/21	55,000	63,686
State Supported Debt, Mental Health Services Facilities Improvement, Series E, NATL RE,
FGIC Insured, 5.00%, 2/15/15	1,245,000	1,267,173
State Supported Debt, State University Educational Facilities Issue, Third General Resolution,
Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/21	7,000,000	8,511,160
State Supported Debt, State University Educational Facilities Issue, Third General Resolution,
Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/24	7,790,000	9,626,259
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Series F, Pre-Refunded, 5.00%, 3/15/23	1,000,000	1,021,862
General Purpose, Refunding, Series A, 5.00%, 2/15/25	5,000,000	6,065,850
Refunding, Series A, 5.00%, 2/15/21	7,120,000	8,312,173
Series A, Pre-Refunded, 5.00%, 2/15/21	15,000	17,808
New York State Environmental Facilities Corp. State Personal Income Tax Revenue, Series A, 5.00%,
12/15/21	1,115,000	1,295,474
New York State GO, Series E, 3.25%, 12/15/26	10,520,000	11,015,492
New York State Local Government Assistance Corp. Revenue,
Refunding, Series E, FGIC Insured, 5.00%, 4/01/21	7,840,000	9,174,995
senior lien, Refunding, Series B-C/D, 5.00%, 4/01/20	5,000,000	5,812,250
New York State Municipal Bond Bank Agency Revenue, Series C, Sub Series C1, Assured Guaranty,
5.00%,
2/15/20	5,705,000	6,682,609
2/15/21	5,790,000	6,672,801
2/15/22	4,615,000	5,285,744

18 | Annual Report

franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority General Revenue,
Series F, AMBAC Insured, 5.00%, 1/01/22	$5,040,000	$5,096,952
Series F, AMBAC Insured, Pre-Refunded, 5.00%, 1/01/22	1,495,000	1,512,746
Series I, 5.00%, 1/01/25	5,000,000	5,776,800
New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Second General,
Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21	4,330,000	4,531,042
Series B, 5.00%, 4/01/18	5,000,000	5,624,900
Series B, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/21	670,000	701,932
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding,
5.00%, 4/01/20	5,000,000	5,833,800
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Series A, 5.00%, 4/01/23	5,000,000	5,807,900
Series B, 5.00%, 4/01/21	5,000,000	5,743,750
New York State Thruway Authority State Personal Income Tax Revenue, Transportation, Series A, 5.00%,
3/15/21	10,000,000	11,557,200
3/15/26	5,000,000	5,844,050
New York State Urban Development Corp. Revenue,
Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19	10,000,000	11,810,400
Service Contract, Refunding, Series A, Sub Series A-2, 5.00%, 1/01/22	7,650,000	8,840,646
Service Contract, Refunding, Series C, 5.00%, 1/01/22	7,410,000	8,359,443
State Personal Income Tax, Economic Development and Housing, Series A, Sub Series A-1, 5.00%,
12/15/22	1,500,000	1,740,120
State Personal Income Tax, Economic Development and Housing, Series A, Sub Series A-1, 5.00%,
12/15/23	2,500,000	2,899,075
State Personal Income Tax, Series E, 5.00%, 3/15/22	5,000,000	6,018,050
State Personal Income Tax, State Facilities and Equipment, Series B, AGMC Insured, Pre-Refunded,
5.00%, 3/15/21	1,000,000	1,022,080
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty, 4.00%,
10/01/19	12,300,000	13,730,367
Niagara Falls Public Water Authority Water and Sewer System Revenue, Series A, BAM Insured, 5.00%,
7/15/29	7,060,000	7,905,506
Port Authority of New York and New Jersey Revenue, Consolidated, 184th Series, Refunding, 5.00%,
9/01/25	2,655,000	3,247,490
9/01/28	3,250,000	3,902,405
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A, 5.00%,
10/01/16	12,000,000	13,035,240
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/28	12,000,000	13,346,640
Suffolk County GO, Refunding,
AGMC Insured, 5.00%, 2/01/23	5,045,000	5,933,828
Series A, 5.00%, 4/01/19	3,435,000	3,960,486
Series A, 5.00%, 4/01/20	2,240,000	2,563,770
Series B, AGMC Insured, 5.25%, 5/01/15	100,000	102,820
Syracuse GO, Public Improvement, Refunding, Series B, Assured Guaranty, 4.00%,
4/15/16	1,440,000	1,518,019
4/15/18	1,050,000	1,153,709
Triborough Bridge and Tunnel Authority Revenues,
General, Refunding, Series A, 5.00%, 1/01/27	10,000,000	11,711,900
Refunding, Sub Series A, BAM Insured, 5.00%, 11/15/24	10,710,000	12,847,180

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FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
Ulster County GO, Public Improvement, Refunding, 5.00%,
11/15/24	$2,600,000	$3,026,816
11/15/28	2,995,000	3,425,711
Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%, 5/01/19	1,525,000	1,564,711
Yonkers GO,
Series A, AGMC Insured, 5.00%, 10/01/24	1,000,000	1,127,360
Series E, NATL Insured, 5.00%, 12/01/14	750,000	756,023
Total Municipal Bonds (Cost $908,116,305) 98.3%		972,262,300
Other Assets, less Liabilities 1.7%		16,316,679
Net Assets 100.0%		$988,578,979

See Abbreviations on page 30.
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FRANKLIN NEW YORK TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2014

Franklin New York Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost	$908,116,305
Value	$972,262,300
Cash	4,381,610
Receivables:
Capital shares sold	1,763,472
Interest	12,434,601
Other assets	254
Total assets	990,842,237
Liabilities:
Payables:
Capital shares redeemed	1,220,685
Management fees	390,763
Distribution fees	255,307
Transfer agent fees	27,049
Distributions to shareholders	296,400
Accrued expenses and other liabilities	73,054
Total liabilities	2,263,258
Net assets, at value	$988,578,979
Net assets consist of:
Paid-in capital	$933,480,827
Undistributed net investment income	533,113
Net unrealized appreciation (depreciation)	64,145,995
Accumulated net realized gain (loss)	(9,580,956)
Net assets, at value	$988,578,979
Class A:
Net assets, at value	$522,201,384
Shares outstanding	44,469,034
Net asset value per share[a]	$11.74
Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.01
Class C:
Net assets, at value	$153,263,986
Shares outstanding	13,014,756
Net asset value and maximum offering price per share[a]	$11.78
Advisor Class:
Net assets, at value	$313,113,609
Shares outstanding	26,602,294
Net asset value and maximum offering price per share	$11.77

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended September 30, 2014

Franklin New York Intermediate-Term Tax-Free Income Fund

Investment income:
Interest	$33,340,979
Expenses:
Management fees (Note 3a)	4,514,855
Distribution fees: (Note 3c)
Class A	582,407
Class C	965,617
Transfer agent fees: (Note 3e)
Class A	294,187
Class C	74,302
Advisor Class	104,052
Custodian fees	8,374
Reports to shareholders	51,141
Registration and filing fees	36,408
Professional fees	44,206
Trustees’ fees and expenses	42,452
Other	73,231
Total expenses	6,791,232
Net investment income	26,549,747
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,411,000
Net change in unrealized appreciation (depreciation) on investments	26,164,295
Net realized and unrealized gain (loss)	27,575,295
Net increase (decrease) in net assets resulting from operations	$54,125,042

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN NEW YORK TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin New York Intermediate-Term Tax-Free Income Fund

	Year Ended September 30,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$26,549,747	$26,581,724
Net realized gain (loss) from investments	1,411,000	(6,245,218)
Net change in unrealized appreciation (depreciation) on investments	26,164,295	(43,779,434)
Net increase (decrease) in net assets resulting from operations	54,125,042	(23,442,928)
Distributions to shareholders from:
Net investment income:
Class A	(16,888,889)	(17,163,518)
Class C	(3,465,938)	(3,537,160)
Advisor Class	(6,194,689)	(5,079,015)
Total distributions to shareholders	(26,549,516)	(25,779,693)
Capital share transactions: (Note 2)
Class A	(94,585,193)	12,211,147
Class C	(2,224,188)	(1,145,786)
Advisor Class	128,064,218	17,484,408
Total capital share transactions	31,254,837	28,549,769
Net increase (decrease) in net assets	58,830,363	(20,672,852)
Net assets:
Beginning of year	929,748,616	950,421,468
End of year	$988,578,979	$929,748,616
Undistributed net investment income included in net assets:
End of year	$533,113	$532,897

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FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of one fund, Franklin New York Intermediate-Term Tax-Free Income Fund (Fund). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended September 30,
		2014		2013
	Shares	Amount	Shares		Amount

Class A Shares:
Shares sold	10,497,210	$120,600,428	14,980,431	$176,540,736
Shares issued in reinvestment of distributions	1,321,346	15,275,259	1,322,117		15,519,457
Shares redeemed	(19,931,017)	(230,460,880)	(15,512,629)	(179,849,046)
Net increase (decrease)	(8,112,461)	$(94,585,193)	789,919		$12,211,147

Class C Shares:
Shares sold	2,456,514	$28,414,825	3,608,665		$42,813,247
Shares issued in reinvestment of distributions	241,245	2,797,475	242,010		2,848,917
Shares redeemed	(2,901,803)	(33,436,488)	(4,023,588)		(46,807,950)
Net increase (decrease)	(204,044)	$(2,224,188)	(172,913)		$(1,145,786)

Advisor Class Shares:
Shares sold	15,510,636	$180,349,777	6,648,489		$78,525,430
Shares issued in reinvestment of distributions	403,878	4,691,287	309,540		3,639,748
Shares redeemed	(4,951,501)	(56,976,846)	(5,521,513)		(64,680,770)
Net increase (decrease)	10,963,013	$128,064,218	1,436,516		$17,484,408

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$63,023
CDSC retained	$73,588

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended September 30, 2014, the Fund paid transfer agent fees of $472,541, of which $133,299 was retained by Investor Services.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

4. Income Taxes (continued)

At September 30, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2015	$1,070,408
2016	1,391,438
2017	1,199,413
2018	1,069,047
Capital loss carryforwards not subject to expiration:
Short term	4,395,725
Long term	454,925
Total capital loss carryforwards	$9,580,956

During the year ended September 30, 2014, the Fund utilized $1,411,015 of capital loss carryforwards.

On September 30, 2014, the Fund had expired capital loss carryforwards of $10,330, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from tax exempt income	$26,549,516	$25,779,693

At September 30, 2014, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$908,097,049

Unrealized appreciation	$64,640,438
Unrealized depreciation	(475,187)
Net unrealized appreciation (depreciation)	$64,165,251

Distributable earnings – undistributed tax exempt income	$810,260

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2014, aggregated $128,659,227 and $81,927,651, respectively.

6. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

28 | Annual Report

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FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended September 30, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	IDAR	Industrial Development Authority Revenue
BAM	Build America Mutual Assurance Co.	IDC	Industrial Development Corp.
BHAC	Berkshire Hathaway Assurance Corp.	MFHR	Multi-Family Housing Revenue
CIFG	CDC IXIS Financial Guaranty	MTA	Metropolitan Transit Authority
EDC	Economic Development Corp.	NATL	National Public Financial Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.	NATL RE	National Public Financial Guarantee Corp. Reinsured
GO	General Obligation	XLCA	XL Capital Assurance
HDC	Housing Development Corp.

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FRANKLIN NEW YORK TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Intermediate-Term Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Intermediate-Term Tax-Free Income Fund (the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 17, 2014

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FRANKLIN NEW YORK TAX-FREE TRUST

Tax Information (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2014. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

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FRANKLIN NEW YORK TAX-FREE TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	112	Avis Budget Group Inc. (car rental),
One Franklin Parkway		October 2014		Omnicom Group Inc. (advertising and
San Mateo, CA 94403-1906				marketing communications services)
				and H.J. Heinz Company (processed
				foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:

Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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FRANKLIN NEW YORK TAX-FREE TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

34 | Annual Report

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FRANKLIN NEW YORK TAX-FREE TRUST

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board since 2013,
San Mateo, CA 94403-1906	Trustee	Trustee and Vice
		President since
1983

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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| 35

FRANKLIN NEW YORK TAX-FREE TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:z
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

36 | Annual Report

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FRANKLIN NEW YORK TAX-FREE TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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| 37

FRANKLIN NEW YORK TAX-FREE TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

38 | Annual Report franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $33,330 for the fiscal year ended September 30, 2014 and $33,999 for the fiscal year ended September 30, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended September 30, 2014 and $6,930 for the fiscal year ended September 30, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $278 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2013. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $159,458 for the fiscal year ended September 30, 2014 and $39,194 for the fiscal year ended September 30, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $159,736 for the fiscal year ended September 30, 2014 and $46,124 for the fiscal year ended September 30, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                     N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                     N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2014

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  November 25, 2014